UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 __________________________
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 14, 2020
GATX Corporation
(Exact name of registrant as specified in its charter)

New York	1-2328	36-1124040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
233 South Wacker Drive
Chicago, Illinois 60606-7147
(Address of principal executive offices, including zip code)
(312) 621-6200
(Registrant’s telephone number, including area code)
 __________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	GATX	New York Stock Exchange
Chicago Stock Exchange
5.625% Senior Notes due 2066	GMTA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On May 14, 2020, GATX Corporation ("GATX") completed the sale of its American Steamship Company (“ASC”) business to Rand Logistics, Inc. for approximately $260 million in cash, subject to customary post-closing adjustments. This is the final step in the sale of ASC to Rand Logistics, Inc., as previously reported on February 10, 2020.

The unaudited pro forma financial information giving effect to the sale of ASC is filed herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.
(b) Pro Forma Financial Information
The following unaudited pro forma financial information of GATX is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference:

•	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2020.

•	Unaudited Pro Forma Condensed Consolidated Statement of Income for the three months ended March 31, 2020.

•	Unaudited Pro Forma Condensed Consolidated Statement of Income for the year ended December 31, 2019.

•	Unaudited Pro Forma Condensed Consolidated Statement of Income for the year ended December 31, 2018.

•	Unaudited Pro Forma Condensed Consolidated Statement of Income for the year ended December 31, 2017.

•	Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.

(d) Exhibits

Exhibit No.	Description
Filed with this Report:
99.1	GATX Corporation Unaudited Pro Forma Condensed Consolidated Financial Statements.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Incorporated by Reference:
2.1
Stock Purchase Agreement dated as of February 7, 2020, between GATX Corporation and Rand Logistics, Inc. is incorporated by reference to Exhibit 2.1 of GATX's Form 8-K dated February 10, 2020, file number 1-2328.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GATX CORPORATION
(Registrant)

/s/ Thomas A. Ellman
Thomas A. Ellman
Executive Vice President and Chief Financial Officer
May 18, 2020